1 Q2 FY2027 Earnings Presentation August 27, 2026

2SentinelOne® Safe Harbor This presentation includes express and implied “forward-looking statements”, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by terms such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms, and similar expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements contained in this presentation include, but are not limited to, statements concerning our estimates of market size and opportunity, our strategic plans or objectives, our growth prospects, projections (including our long-term model), actual or perceived defects, errors or vulnerabilities in our platform; our ability to successfully integrate any acquisitions and strategic investments; risks associated with managing our rapid growth; general global political, economic, and macroeconomic climate, intense competition in the market we compete in, fluctuations in our operating results, our ability to attract new and retain existing customers, or renew and expand our relationships with them; the ability of our platform to effectively interoperate within our customers’ IT infrastructure; disruptions or other business interruptions that affect the availability of our platform including cybersecurity incidents; the failure to timely develop and achieve market acceptance of new products and subscriptions as well as existing products, subscriptions and support offerings; rapidly evolving technological developments in the market for security products and subscription and support offerings; length of sales cycles; and risks of securities class action litigation. By their nature, these statements are subject to numerous risks and uncertainties, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the statements. Such risks and uncertainties are described in the “Risk Factors” of our most recent Form 10-K, most recent Form 10-Q, and subsequent filings with the Securities and Exchange Commission. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. Recipients are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact. Except to the extent required by federal securities laws, we undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and SentinelOne’s own internal estimates and research. While SentinelOne believes these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and makes no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of SentinelOne’s internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research.

3SentinelOne® Financial Information Use of Non-GAAP Financial Measures In addition to our results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), we believe non-GAAP measures used in this presentation, such as non-GAAP Gross Margin, non-GAAP Operating Margin, non-GAAP Net Income Margin, Free Cash Flow Margin, and Adjusted Free Cash Flow Margin are useful in evaluating our operating performance. We use such non-GAAP financial information to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. In addition, the utility of Free Cash Flow Margin and Adjusted Free Cash Flow Margin as a measure of our liquidity are limited as it does not represent the total increase or decrease in our cash balance for a given period. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business. Please see the appendix included at the end of this presentation for a discussion of non-GAAP financial measures and a reconciliation of historical non-GAAP measures to historical GAAP measures. Our Fiscal Year Our fiscal year end is January 31, and our fiscal quarters end on April 30, July 31, October 31 and January 31.

Q2 FY27 Results

- Record Q2 Net New ARR
- Record ARR per Customer
- Record Operating Margin
- SentinelOne Flex Exceeded 10% of ARR

22%
ARR Growth
$1,218M

4%
Net New ARR Growth
$56M

50%+
Non-Endpoint
% of ARR

21%
Revenue Growth
$292M

10%
Operating Margin
up ~820 bps (y/y)

10%
Net Income Margin
up ~430 bps (y/y)

Strong Execution Across Growth & Profitability, Continued Progress Toward Rule of 40

Note: All financial figures are non-GAAP as of Q2 FY27. All metrics are compared to the second quarter of fiscal year 2026 unless otherwise noted. Fiscal year ends January 31. See Appendix for definition of metrics and a reconciliation of each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP.

SentinelOne®
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5SentinelOne® Strong Growth and Margin Improvement • Q2 revenue above guidance & raised full year revenue outlook • Record Q2 Net New ARR & 5th consecutive quarter of positive Net New ARR growth • Record operating margin; ~820 bps operating margin improvement (y/y) & raised full year operating income outlook Customer Success • Added 200+ customers (y/y) with $100K or more ARR, reflecting upmarket success • NRR for $100K+ ARR customers improved sequentially and year-over-year Platform Momentum • ARR growth acceleration for AI Security, Data and Cloud in Q2 • 50%+ of total ARR from non-Endpoint Solutions (Data, AI, Cloud, and others) AI-Security Leadership • AI offerings (Purple & Prompt) ARR nearly tripled (y/y), driven by solid AI security momentum • Expanded Wayfinder Frontier AI Services delivering human + AI managed defense offerings Note: All financial figures are non-GAAP as of Q2 FY27. All metrics are compared to the second quarter of fiscal year 2026 unless otherwise noted. Fiscal year ends January 31. See Appendix for definition of metrics and a reconciliation of each non- GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Q2 FY27 Performance Highlights

6SentinelOne® Triple-digit ARR Growth Fastest-growing Platform Solution AI Security Cloud ARR Growth Accelerated in Q2 Capturing Growing Demand For AI SIEM Data Endpoint Key Product Highlights Expanding through Multi-Product Adoption; Winning with Technology Leadership ARR Growth Accelerated in Q2 Named A Visionary Leader, 2026 Frost & Sullivan Radar For Cloud Workload Protection Platforms Industry Leading AI-EDR Singularity Endpoint Delivers a 301% ROI

7 Singularity Platform & Market Opportunity

8SentinelOne® Signatures • People powered • Lacks scale and coverage • Rarely finds advanced attacks Old/Legacy Cloud Based Monitoring • People powered; technology assisted • Data intensive “haystack” telemetry • Reactive responses; Complex recovery People Driving Tech AI on Device + Cloud • Unified data platform • Technology that scales people • Machine-built context + response • Automations reduce mean time to respond & recovery Tech Assisting People Autonomous Security Platform for the Future

AI-Powered Cybersecurity

2013—2020

First to AI/ML

Reinvented legacy antivirus (AV) and endpoint security with machine learning (ML).

Behavioral AI

AI-powered detections, investigations, and response.

2020—2025

Industry Leader

24-patents in AI security. Forbes 50 AI company in 2020.

Purple AI

The first security company to launch a generative-AI Security Analyst assistant.

2025+

Autonomous Security

Unified Defense, Outpace Threats, and Enhance Security Operations.

SentinelOne®

9

10SentinelOne® Complete Attack Surface Protection Data, AI, and Automation Human Expertise Powered by AI & Human Intelligence

11 Powered by Autonomous Security Intelligence

Singularity Platform Solution Categories

AI Security (Prompt Security)

- ADR, AIDR, AI Application Security, AI Governance & Compliance

AI SOC

- Auto-Investigations
- Visibility across Native and Third-Party Data
- Natural Language Engagement
- Query Recommendations
- Hunting Quickstarts & Notebooks
- Auto-Triage
- Workflow automation

Purple ai

Cloud

- CWP
- CNAPP
- CSPM
- CIEM
- AI-SPM
- CDR
- CDS

Data

- AI SIEM (next-gen SIEM)
- DSPM
- Data Pipeline and Enrichment (via Observo AI)
- Hyperautomation (next-gen SOAR)
- Data and Security Analytics
- Data Storage and Retention
- Log Management

Endpoint

- EPP, EDR, XDR
- Remote Ops Forensics
- Binary Vault
- Device Control
- Ransomware Protection/Rollback

Identity

- Identity Threat Detection & Response (ITDR)
- Identity Posture Management
- Identity for Identity Providers

Threat Services

- Wayfinder Frontier AI Services
- Wayfinder (AI + Human Intelligence)
- Risk Analysis and Management
- Managed Detection & Response
- Incident Readiness & Response
- Threat Hunting
- Threat Intelligence

Covering a Broad Range of Distinct Cybersecurity Capabilities Across Multiple Solution Categories

AI and Hyperautomation

Static AI | Behavioral AI | Generative AI | Agentic AI | Autonomous SOC | Rollback | Streaming Engine

Unified Data Lake

Petabyte Scale | Real-time Detection | Blazing Fast Speed | Enhanced Visibility | Scalable | Cost-Efficient

Singularity Marketplace Integrations

Achieve Unified Detection and Response Through Singularity Platform Across a Vast Ecosystem of Industry Participants

SentinelOne®

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13SentinelOne® Cloud Security $12B+ Data Analytics $31B+ Endpoint Security $17B+ AI Security $3B+ $50B+ • Identity Security • Exposure Management • Managed Detection and Response • Data Protection • Threat Intelligence At the Intersection of Data, Security, and AI Source: IDC and company estimates. See appendix. $100B+ Total Addressable Market Vast, Growing, and Diverse Total Addressable Market

14SentinelOne® Winning Together FedRAMP High Authorized for Endpoint, AI-SIEM, Purple AI, CNAPP, and Hyperautomation Partnering with a majority of Incident Response providers SentinelOne Risk Assurance Initiative Federal Incident Response Cyber Insurers Expanding Partnerships Leader in MSSP Ecosystem Extending scale and reach through Hyperscalers and OEM relationships VARs Distributors MSSPs, MSPs Hyperscalers, OEMs Partner Ecosystem Scales Market Presence

15 Recognized Technology Leadership Industry Accolades & Recognitions

Trusted and Industry Proven

A Leader in the 2026 Gartner® Magic Quadrant™

for Endpoint Protection
for 6th consecutive year

A Leader in Unified Agentic Defense

Named an Innovator in inaugural Majestic Technoscope from Software Analyst Cyber Research

97% Would Recommend SentinelOne

XDR (Based on 144 reviews, 97%, Jan 2025)

SE Labs AAA Rating in Endpoint Security Protection

100% Detection, Zero False Positives, 100% of attackers stopped

A Leader in Frost Radar™

Visionary Leader in 2026 Frost & Sullivan Radar for CWPP; Growth & Innovation Leader in 2025 Frost & Sullivan Radar for Endpoint and MDR

A Leader in the IDC MarketScape

Worldwide Extended Detection and Response Software 2025 Vendor Assessment

Leader G2 Grid®

for Cloud-Native Application Protection Platform (CNAPP), Highest Rated 4.9 out of 5

FedRAMP High Authorized

for Endpoint, AI-SIEM, Purple AI, CNAPP, and Hyperautomation

Gartner®, Magic Quadrant™ for Endpoint Protection, Deepak Mishra et al., 26 May 2026. GARTNER and MAGIC QUADRANT are trademarks of Gartner, Inc. and its affiliates. Gartner does not endorse any company, vendor, product or service depicted in its publications, and does not advise technology users to select only those vendors with the highest ratings or other designation. Gartner publications consist of the opinions of Gartner's business and technology insights organization and should not be construed as statements of fact. Gartner disclaims all warranties, expressed or implied, with respect to this publication, including any warranties of merchantability or fitness for a particular purpose. The Gartner content described herein (the "Gartner Content") represents research opinion or viewpoints published, as part of a syndicated subscription service, by Gartner, Inc. ("Gartner"), and is not a representation of fact. Gartner Content speaks as of its original publication date (and not as of the date of this earnings call), and the opinions expressed in the Gartner Content are subject to change without notice.

Gartner®, Peer Insights™ Voice of the Customer for Extended Detection and Response, By Peer Contributors, 23 May 2025. Gartner®, Peer Insights™, Voice of the Customer for Managed Detection and Response, Peer Contributors, 28 November 2024. GARTNER is a registered trademark and service mark of Gartner, Inc. and/or its affiliates in the U.S. and internationally, and MAGIC QUADRANT and PEER INSIGHTS is a registered trademark of Gartner, Inc. and/or its affiliates and are used herein with permission. All rights reserved. Gartner does not endorse any vendor, product or service depicted in its research publications, and does not advise technology users to select only those vendors with the highest ratings or other designation. Gartner research publications consist of the opinions of Gartner's research organization and should not be construed as statements of fact. Gartner disclaims all warranties, expressed or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose. Gartner Peer Insights content consists of the opinions of individual end users based on their own experiences, and should not be construed as statements of fact, nor do they represent the views of Gartner or its affiliates. Gartner does not endorse any vendor, product or service depicted in this content nor makes any warranties, expressed or implied, with respect to this content, about its accuracy or completeness, including any warranties of merchantability or fitness for a particular purpose. The Gartner content described herein (the "Gartner Content") represents research opinion or viewpoints published, as part of a syndicated subscription service, by Gartner, Inc. ("Gartner"), and is not a representation of fact. Gartner Content speaks as of its original publication date (and not as of the date of this Earnings Presentation), and the opinions expressed in the Gartner Content are subject to change without notice.

IDC XDR MarketScape — Source: IDC 2025

SentinelOne®

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17SentinelOne® The Business Value of Purple AI IDC’s study demonstrates how SentinelOne’s Purple AI enables organizations to enhance their security operations by providing natural language processing capabilities, automated summarization for event logs, and suggested investigation questions. As a result, interviewed SentinelOne customers achieve meaningful reductions in security-related risk and efficiencies for their security and threat investigation team. IDC Business Value Snapshot sponsored by SentinelOne, The Business Value of SentinelOne’s Purple AI, Doc #US53337725, July 2025. Research by Christopher Kissel and Matthew Marden. This IDC material is licensed for external use and in no way does the use or publication of IDC research indicate IDC's endorsement of the sponsor's or licensee's products or strategies. ©2025 IDC. Reproduction is forbidden unless authorized. All rights reserved. CCPA 60% Reduced likelihood of major security event 55% Faster to remediate security threat 338% Three-year return on investment Key Results

The Business Value of Singularity AI SIEM

"One of the most significant business impacts of SentinelOne Singularity AI SIEM is that we can take the same budget and increase our security posture. We're also able to leverage what we're seeing to help the business through metrics and statistics."

Business Value White Paper sponsored by SentinelOne, The Business Value of SentinelOne Singularity AI SIEM, Doc #US54435826-BVWP, May 2026. Research by Michelle Abraham and Matthew Marden. This IDC material is licensed for external use and in no way does the use or publication of IDC research indicate IDC's endorsement of the sponsor's or licensee's products or strategies. ©2026 IDC. Reproduction is forbidden unless authorized. All rights reserved. CCPA

SentinelOne®

IDC **Key Results**

70%

Faster Queries

75%

Faster Investigations

331%

Return on investment

The Business Value of Singularity Endpoint

"Our security operations team is about two times as productive with SentinelOne. To reach the same level of effectiveness without it, we would have had to double our staff, which wasn't feasible given our budget constraints."

Business Value White Paper sponsored by SentinelOne, The Business Value of SentinelOne Singularity Endpoint, Doc #US54522926-BVWP, June 2026. Research by Christopher Kissel and Matthew Marden. This IDC material is licensed for external use and in no way does the use or publication of IDC research indicate IDC's endorsement of the sponsor's or licensee's products or strategies. ©2026 IDC. Reproduction is forbidden unless authorized. All rights reserved. CCPA

SentinelOne®

IDC **Key Results**

53%

More threats identified autonomously

54%

Faster to fully remediate threats

301%

3-year return on investment

20SentinelOne® Best Endpoint Security & Cloud Security at 2025 SC Awards

21SentinelOne® Recognized as the Best Performing Vendor The Growth and Innovation Leader in the 2025 Frost & Sullivan Radar for Endpoint Frost Radar : Endpoint Security

22SentinelOne® Recognized as a Leader IDC MarketScape: Worldwide Managed Detection & Response Service for Midmarket Source: IDC 2026 IDC MarketScape Worldwide Managed Detection and Response Service for Midmarket, 2026

23SentinelOne® Recognized as a Leader IDC MarketScape: Worldwide Extended Detection & Response Software 2025 Vendor Assessment Source: IDC 2025 IDC MarketScape Worldwide Extended Detection and Response Software, 2025

24SentinelOne® Trust | Accountability | Ingenuity | OneSentinel | Relentlessness | Community Our Values A Culture Built on Trust

25SentinelOne® Best-in-class Portfolio Across Security, AI and Data Alumni Acquired by Cisco Acquired by Rubrik Acquired by Rapid7 Acquired by Kela

26 Q2 FY2027 Financial Overview

27SentinelOne® $242 $259 $271 $277 $292 0 50 10 150 20 250 30 350 Q2'26 Q3'26 Q4'26 Q1'27 Q2'27 Revenue (in millions) Reported Revenue Met or Exceeded Guidance Scaling the Autonomous Security Platform of the Future $1,001 $1,055 $1,119 $1,163 $1,218 $0 $200 $400 $600 $800 $1, 00 $1, 200 $1, 400 Q2'26 Q3'26 Q4'26 Q1'27 Q2'27 Annualized Recurring Revenue (ARR) (in millions) $53 $56 $20 $25 $30 $35 $40 $45 $50 $5 $60 Q2'26 Q2'27 Quarterly Net New ARR (in millions) 21% Growth in Q2 FY27 (y/y) 22% Growth in Q2 FY27 (y/y) 4% Growth in Q2 FY27 (y/y) Q2 FY27 ARR & Revenue Growth

28SentinelOne® Gross margin within our target range Gross Margin % (non-GAAP) 79% 77% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Q2 FY26 Q2 FY27 Continued operating margin expansion Operating Margin % (non-GAAP) 2.2% 10.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Q2 FY26 Q2 FY27 Improving net income profitability 5.4% 9.8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Q2 FY26 Q2 FY27 Company record earnings per share Earnings Per Share $ (non-GAAP) $0.04 $0.08 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% Q2 FY26 Q2 FY27 Driving Operational Excellence and Consistent Margin Improvement Note: All financial figures are non-GAAP as of Q2 FY27. All metrics are compared to the second quarter of fiscal year 2026 unless otherwise noted. Fiscal year ends January 31. See Appendix for definition of metrics and a reconciliation of each non- GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Q2 FY27 Margin Expansion Net Income Margin % (non-GAAP)

29SentinelOne® Accelerating Multi-Product Expansion Across the Singularity Platform * Enterprise customers consist of organizations with 1,000 or more employees. 1,513 1,715 Q2'26 Q2'27 31% 39% 65% FY24 FY25 FY26 13% 19% 42% FY24 FY25 FY26 4% 9% 22% FY24 FY25 FY26 Customers with ARR of $100K or More % of Enterprise Customers with 3 or More Solutions* % of Enterprise Customers with 4 or More Solutions* % of Enterprise Customers with 5 or More Solutions* 13% Growth (y/y) 75%+ Growth (y/y) 120%+ Growth (y/y) 150%+ Growth (y/y) Customer Growth & Platform Momentum

30SentinelOne® Q3 FY27 Full Year FY27 Revenue $309 – $311M $1.202 – $1.207B Operating Income (Non-GAAP) $38 – $40M $124 – $128M EPS (Non-GAAP) $0.08 – $0.09 $0.30 – $0.32 Tax Rate (Non-GAAP) ~17% ~17% Diluted Weighted Avg Shares Outstanding ~370M ~361M Note: See Appendix for definition of metrics and a reconciliation of each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Guidance

31 Appendix

32 Appendix Key Business Metrics We monitor the following key metrics to help us evaluate our business, identify trends affecting our business, formulate business plans and make strategic decisions. Annualized Recurring Revenue (ARR) We believe that ARR is a key operating metric to measure our business because it is driven by our ability to acquire new subscription, consumption and usage-based customers, and to maintain and expand our relationship with existing customers. ARR represents the annualized revenue run rate of our subscription and consumption and usage-based agreements at the end of a reporting period, assuming contracts are renewed on their existing terms for customers that are under contracts with us. ARR is not a forecast of future revenue, which can be impacted by contract start and end dates, usage, renewal rates, and other contractual terms. Customers with ARR of $100,000 or More We believe that our ability to increase the number of customers with ARR of $100,000 or more is an indicator of our market penetration and strategic demand for our platform. Definitions Customers: We define a customer as an entity that has an active subscription for access to our platform. We count Managed Service Providers (MSPs), Managed Security Service Providers (MSSPs), Managed Detection & Response firms (MDRs), and Original Equipment Manufacturers (OEMs), who may purchase our products on behalf of multiple companies, as a single customer. We do not count our reseller or distributor channel partners as customers.

33 Appendix (Cont’d) Non-GAAP Gross Margin We define non-GAAP gross margin as GAAP gross margin, excluding stock-based compensation (SBC) expense, employer payroll tax on employee stock transactions, amortization of acquired intangible assets and acquisition-related compensation costs. Non-GAAP Operating Margin We define non-GAAP operating margin as GAAP operating margin, excluding SBC expense, employer payroll tax on employee stock transactions, amortization of acquired intangible assets, acquisition-related compensation costs and restructuring charges. Non-GAAP Net Income, Non-GAAP Net Income Margin and Non-GAAP Net Income per Share, Basic and Diluted We define non-GAAP net income as GAAP net loss excluding SBC expense, employer payroll tax on employee stock transactions, amortization of acquired intangible assets, acquisition-related compensation costs, restructuring charges, gains and losses on strategic investments and provision for income taxes. We define non-GAAP net income per share, basic and diluted, as non-GAAP net income divided by the weighted average common shares outstanding, which includes the effect of dilutive shares applying the treasury stock method. Free Cash Flow and Adjusted Free Cash Flow Free cash flow and adjusted free cash flow are non-GAAP financial measures. We define free cash flow as cash (used in) provided by operating activities less purchases of property and equipment and capitalized internal-use software costs. We define adjusted free cash flow as free cash flow, excluding the impact of discrete cash payments made under the final Assessment Agreement entered into with the Israeli Tax Authority, which is a discrete event. We believe free cash flow and adjusted free cash flow are useful indicators of liquidity that provides our management, board of directors, and investors with information about our future ability to generate or use cash to enhance the strength of our balance sheet and further invest in our business and pursue potential strategic initiatives.

34 Appendix (Cont’d) Reports used for data shown in the chart titled ‘Vast, Growing, and Diverse Total Addressable Market’: CY25 TAM: • IDC Worldwide Corporate Endpoint Security Forecast Update, 2023–2027: Endpoint Security Platformization Propels Robust Growth (January 2024) • IDC Worldwide Threat Intelligence Forecast, 2024–2028: Beyond Reaction—The Rise of Predictive Threat Intelligence (April 2024) • IDC Worldwide Security Information & Event Management Forecast, 2023–2027: In the Face of XDR, Many Organizations Are Still Living in SIEM (August 2023) • IDC Worldwide and U.S. Comprehensive Security Services Forecast, 2024–2028 (April 2024) • Forrester Global AI Software Forecast, 2023–2030 (September 2023) • Company estimates

35 GAAP to Non-GAAP Reconciliation Three Months Ended July 31, Six Months Ended July 31, 2026 2025 2026 2025 Cost of revenue reconciliation: GAAP cost of revenue $ 81,563 $ 60,474 $ 159,528 $ 117,006 Stock-based compensation expense (6,199) (5,399) (12,094) (10,064) Employer payroll tax on employee stock transactions (202) (187) (433) (417) Amortization of acquired intangible assets (8,227) (4,195) (16,186) (8,254) Acquisition-related compensation (5) (17) (10) (37) Non-GAAP cost of revenue $ 66,930 $ 50,676 $ 130,805 $ 98,234 Gross profit reconciliation: GAAP gross profit $ 210,418 $ 181,709 $ 409,110 $ 354,206 Stock-based compensation expense 6,199 5,399 12,094 10,064 Employer payroll tax on employee stock transactions 202 187 433 417 Amortization of acquired intangible assets 8,227 4,195 16,186 8,254 Acquisition-related compensation 5 17 10 37 Non-GAAP gross profit $ 225,051 $ 191,507 $ 437,833 $ 372,978 Gross margin reconciliation: GAAP gross margin 72% 75% 72% 75 % Stock-based compensation expense 2% 2% 2% 2 % Employer payroll tax on employee stock transactions — % — % — % — % Amortization of acquired intangible assets 3% 2% 3% 2 % Acquisition-related compensation — % — % — % — % Non-GAAP gross margin 77% 79% 77% 79%

36 GAAP to Non-GAAP Reconciliation Three Months Ended July 31, Six Months Ended July 31, 2026 2025 2026 2025 Research and development expense reconciliation: GAAP research and development expense $ 96,882 $ 79,091 $ 192,652 $ 151,344 Stock-based compensation expense (28,401) (24,289) (57,349) (45,230) Employer payroll tax on employee stock transactions (277) (211) (668) (742) Acquisition-related compensation (2,321) (667) (4,560) (1,341) Non-GAAP research and development expense $ 65,883 $ 53,924 $ 130,075 $ 104,031 Sales and marketing expense reconciliation: GAAP sales and marketing expense $ 123,545 $ 127,879 $ 255,656 $ 261,760 Stock-based compensation expense (21,472) (21,338) (41,757) (44,253) Employer payroll tax on employee stock transactions (620) (487) (1,091) (1,179) Amortization of acquired intangible assets (2,553) (2,253) (5,022) (4,433) Acquisition-related compensation (1,023) (8) (2,102) (25) Non-GAAP sales and marketing expense $ 97,877 $ 103,793 $ 205,684 $ 211,870 General and administrative expense reconciliation: GAAP general and administrative expense $ 56,327 $ 51,474 $ 106,824 $ 100,153 Stock-based compensation expense (25,221) (22,858) (44,982) (43,028) Employer payroll tax on employee stock transactions (343) (202) (841) (1,497) Non-GAAP general and administrative expense $ 30,763 $ 28,414 $ 61,001 $ 55,628

37 GAAP to Non-GAAP Reconciliation Three Months Ended July 31, Six Months Ended July 31, 2026 2025 2026 2025 Restructuring expense reconciliation: GAAP restructuring expense $ 24,425 $ 3,883 $ 24,457 $ 9,050 Stock-based compensation expense (10,821) — (10,821) 36 Other restructuring charges (13,604) (3,883) (13,636) (9,086) Non-GAAP restructuring expense $ — $ — $ — $ — Operating loss reconciliation: GAAP operating loss $ (90,761) $ (80,618) $ (170,479) $ (168,101) Stock-based compensation expense 92,114 73,884 167,003 142,539 Employer payroll tax on employee stock transactions 1,442 1,087 3,033 3,835 Amortization of acquired intangible assets 10,780 6,448 21,208 12,687 Acquisition-related compensation 3,349 692 6,672 1,403 Other restructuring charges 13,604 3,883 13,636 9,086 Non-GAAP operating income $ 30,528 $ 5,376 $ 41,073 $ 1,449 Operating margin reconciliation: GAAP operating margin (31) % (33) % (30) % (36) % Stock-based compensation expense 32% 31% 29% 30 % Employer payroll tax on employee stock transactions — % — % 1% 1 % Amortization of acquired intangible assets 4% 3% 4% 3 % Acquisition-related compensation 1% — % 1% — % Other restructuring charges 5% 2% 2% 2 % Non-GAAP operating margin* 10% 2% 7% — %

38 GAAP to Non-GAAP Reconciliation Three Months Ended July 31, Six Months Ended July 31, 2026 2025 2026 2025 Provision for income taxes reconciliation: GAAP provision for income taxes $ 6,376 $ 3,270 $ 12,139 $ 136,762 Income tax adjustments (534) — (3,798) (131,283) Non-GAAP provision for income taxes (1) $ 5,842 $ 3,270 $ 8,341 $ 5,479 Net income (loss) reconciliation: GAAP net loss $ (93,400) $ (72,019) $ (169,564) $ (280,212) Stock-based compensation expense 92,114 73,884 167,003 142,539 Employer payroll tax on employee stock transactions 1,442 1,087 3,033 3,835 Amortization of acquired intangible assets 10,780 6,448 21,208 12,687 Acquisition-related compensation 3,349 692 6,672 1,403 Other restructuring charges 13,604 3,883 13,636 9,086 Net (gain) loss on strategic investments 50 (795) (5,058) (792) Provision for income taxes (1) 534 — 3,798 131,283 Non-GAAP net income $ 28,473 $ 13,180 $ 40,728 $ 19,829 Net income (loss) margin reconciliation: GAAP net loss margin (32) % (30) % (30) % (59) % Stock-based compensation expense 32% 31% 29% 30 % Employer payroll tax on employee stock transactions — % — % 1% 1 % Amortization of acquired intangible assets 4% 3% 4% 3 % Acquisition-related compensation 1% — % 1% — % Other restructuring charges 5% 2% 2% 2 % Net (gain) loss on strategic investments — % — % (1)% — % Provision for income taxes (1) — % — % 1% 28 % Non-GAAP net income margin* 10% 5% 7% 4%

39 GAAP to Non-GAAP Reconciliation Three Months Ended July 31, Six Months Ended July 31, 2026 2025 2026 2025 GAAP basic and diluted shares 341,527,623 330,938,421 339,301,479 329,481,933 Dilutive shares under the treasury stock method 14,370,524 9,074,635 9,685,516 10,212,588 Non-GAAP diluted shares 355,898,147 340,013,056 348,986,995 339,694,521 Diluted EPS reconciliation: GAAP net loss per share, basic and diluted $ (0.27) $ (0.22) $ (0.50) $ (0.85) Stock-based compensation expense 0.26 0.22 0.48 0.42 Employer payroll tax on employee stock transactions — — 0.01 0.01 Amortization of acquired intangible assets 0.03 0.02 0.06 0.04 Acquisition-related compensation 0.01 — 0.02 — Other restructuring charges 0.04 0.01 0.04 0.03 Net (gain) loss on strategic investments — — (0.01) — Provision for income taxes (1) — — 0.01 0.39 Adjustment to fully diluted earnings per share (2) 0.01 0.01 0.01 0.02 Non-GAAP net income per share, diluted $ 0.08 $ 0.04 $ 0.12 $ 0.06 *Certain figures may not sum due to rounding. (1) Effective in the first quarter of fiscal year 2027, the Company adopted a long-term projected non-GAAP tax rate of 17% to calculate non-GAAP net income. The projected rate reflects the Company’s expectations of its long-term tax structure and jurisdictional mix of income. (2) For periods in which we had diluted non-GAAP net income per share, the sum of the impact of individual reconciling items may not total to diluted non-GAAP net income per share because the basic share counts used to calculate GAAP net loss per share differ from the diluted share counts used to calculate non-GAAP net income per share, and because of rounding differences. The GAAP net loss per share calculation uses a lower share count as it excludes dilutive shares which are included in calculating the non-GAAP net income per share.

40 Selected Cash Flow Information Three Months Ended July 31, Six Months Ended July 31, 2026 2025 2026 2025 Reconciliation of cash (used in) provided by operating activities to free cash flow and adjusted free cash flow: GAAP net cash (used in) provided by operating activities $ (6,545) $ (1,043) $ 31,948 $ 51,231 Less: Purchases of property and equipment (70) (264) (494) (410) Less: Capitalized internal-use software (6,621) (5,841) (13,975) (12,525) Free cash flow (13,236) (7,148) 17,479 38,296 Add: Cash income tax payments relating to the ITA Agreement — — 30,658 — Adjusted free cash flow $ (13,236) $ (7,148) $ 48,137 $ 38,296 Net cash provided by (used in) investing activities $ 39,909 $ 131,234 $ (23,976) $ 65,642 Net cash provided by (used in) financing activities $ 9,778 $ (40,676) $ 10,660 $ (28,399) Operating cash flow margin (2)% 0% 6% 11 % Free cash flow margin (5)% (3)% 3% 8 % Adjusted free cash flow margin (5)% (3)% 8% 8%

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